Exhibit 99.1

Star Equity Holdings, Inc. Appoints Rick Coleman as CEO

Old Greenwich, CT – April 1, 2022 - Star Equity Holdings, Inc. (Nasdaq: STRR; STRRP) (“Star Equity” or the “Company”), a diversified holding company, announced today the appointment of Richard (“Rick”) K. Coleman, Jr. as Chief Executive Officer, effective April 1, 2022. In addition, Mr. Coleman will be nominated to serve as a director at the Company’s upcoming annual meeting of shareholders.

Mr. Coleman is a seasoned executive who brings to Star Equity extensive CEO leadership and board-level experience with numerous public and private companies. He was appointed as Star Equity’s Chief Operating Officer in January 2022 and has provided valuable insights and direction to our leadership and operating teams since that time. As CEO, Mr. Coleman will lead Star Equity’s business growth and oversee its overall operations.

“Rick brings extensive experience and leadership in the public company executive suite,” said Jeff Eberwein, Star Equity’s Executive Chairman. “Over the course of his career, he has provided executive leadership and driven operational excellence at various companies, particularly those experiencing rapid or fundamental strategic change. Given his strong background in various businesses, we look forward to leveraging his expertise to aggressively grow the Company.”

“Since joining Star Equity, I’ve been impressed both by the strength of our team and the magnitude of our opportunities for the future. The entire Star Equity team is not only incredibly talented, but also laser focused on generating shareholder value. I look forward to working alongside Jeff, the management team, and the board as we work together to execute our strategic business plan,” said Mr. Coleman.

Mr. Coleman brings more than 30 years of executive leadership experience with extensive expertise in business development, operational excellence, and acquisitions. He has served in a variety of senior executive roles, including President, CEO, and director of Command Center Inc., a provider of flexible on-demand employment solutions; President, CEO, and director of Crossroads Systems, Inc., a global provider of data archive solutions; CEO of Vroom Technologies Inc.; Chief Operating Officer of MetroNet Communications; and President of US West Long Distance. He also has held significant officer-level positions with Frontier Communications, Centex Telemanagement, and Sprint Communications.

He began his career as an Air Force Telecommunications Officer managing Department of Defense R&D projects. He has also served as an adjunct professor for Regis University’s graduate management program and is a guest lecturer for Denver University’s Pioneer Leadership Program, focusing on leadership and ethics. Mr. Coleman holds a master’s degree in Business Administration from Golden Gate University and is a graduate of the United States Air Force Communications System Officer School. He holds a Bachelor of Science Degree from the United States Air Force Academy and also has completed leadership, technology, and marketing programs at Kansas University, UCLA, and Harvard Business School.

About Star Equity Holdings, Inc.

Star Equity Holdings, Inc. is a diversified holding company with three divisions: Healthcare, Construction, and Investments.

Healthcare

Our Healthcare division designs, manufactures, and distributes diagnostic medical imaging products and provides mobile imaging services. Our Healthcare division operates in two businesses: (i) diagnostic services and (ii) diagnostic imaging. The diagnostic services business offers imaging services to healthcare providers as an outsourced alternative to purchasing and operating their own equipment. The diagnostic imaging business develops, sells, and maintains solid-state gamma cameras.

Construction

Our Construction division manufactures modular housing units for commercial and residential real estate projects and operates in two businesses: (i) modular building manufacturing and (ii) structural wall panel and wood foundation manufacturing, including building supply distribution operations for professional builders.

Investments

Our Investments division manages and finances the Company’s real estate assets and investments.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:
Star Equity Holdings, Inc.	The Equity Group
Jeffrey E. Eberwein	Lena Cati
Executive Chairman	Vice President
203-489-9501	212-836-9611
admin@starequity.com	lcati@equityny.com